Exhibit 99.1

Union Pacific Reports Second Quarter Results

Second Quarter Diluted Earnings per Share down 3 Percent

FOR IMMEDIATE RELEASE

Second Quarter Results

•	Diluted earnings per share of $1.38 declined 3 percent.
•	Operating income totaled $1.9 billion, down 11 percent.
•	Operating ratio of 64.1 percent, up 0.6 points.

Omaha, Neb., July 23, 2015 – Union Pacific Corporation (NYSE: UNP) today reported 2015 second quarter net income of $1.2 billion, or $1.38 per diluted share, compared to $1.3 billion, or $1.43 per diluted share, in the second quarter 2014.

“Solid core pricing gains were not enough to overcome a significant decrease in demand,” said Lance Fritz, Union Pacific president and chief executive officer.  “Total volumes in the second quarter were down 6 percent, led by a sharp decline in coal. Industrial products and agricultural products also posted significant volume decreases.  However, we made meaningful progress right sizing our resources to current volumes, and I am encouraged to report that we made these improvements while posting strong safety performance.”

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Second Quarter Summary

Operating revenue of $5.4 billion was down 10 percent in the second quarter 2015 versus the second quarter 2014.  Second quarter business volumes, as measured by total revenue carloads, declined 6 percent compared to 2014.  Volume declines in coal, industrial products, and agricultural products more than offset the growth in automotive and intermodal.  Chemicals volume was flat compared to 2014 as growth in base chemicals carloads offset a decline in crude oil shipments.  In addition:

•	Quarterly freight revenue decreased 10 percent compared to the second quarter 2014, as the volume decline, lower fuel surcharge revenue, and negative business mix more than offset core pricing gains.
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Union Pacific’s 64.1 percent operating ratio was 0.6 points worse than the second quarter 2014.  The operating ratio benefited just under a point from the net impact of lower fuel prices in the quarter.

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Other income of $142 million increased $120 million compared to the second quarter 2014. Included in this amount is the previously announced Fremont, California, land sale, which contributed $113 million to pre-tax income, or 8 cents per diluted share to total earnings.

•	The $1.99 per gallon average quarterly diesel fuel price in the second quarter 2015 was 36 percent lower than the second quarter 2014.
•	Quarterly train speed, as reported to the Association of American Railroads, was 24.6 mph, about 3 percent faster compared with the second quarter 2014.
•	The Company repurchased almost 8.0 million shares in the second quarter 2015 at an aggregate cost of $834 million.

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Summary of Second Quarter Freight Revenues

•	Automotive up 3 percent
•	Chemicals down 1 percent
•	Intermodal down 5 percent
•	Agricultural Products down 7 percent
•	Industrial Products down 14 percent
•	Coal down 31 percent

2015 Outlook

“While the volume outlook remains uncertain, we remain laser focused on operating safely and efficiently no matter what the market environment.  We will continue to reduce costs and improve productivity as we further align resources with demand,” Fritz said.  “Longer term, we continue to be optimistic about the strengths of our diverse rail franchise.”

ABOUT UNION PACIFIC

Union Pacific Railroad is the principal operating company of Union Pacific Corporation (NYSE: UNP). One of America's most recognized companies, Union Pacific Railroad connects 23 states in the western two-thirds of the country by rail, providing a critical link in the global supply chain. From 2005-2014, Union Pacific invested more than $31 billion in its network and operations to support America’s transportation infrastructure.  The railroad’s diversified business mix includes Agricultural Products, Automotive, Chemicals, Coal, Industrial Products and Intermodal. Union Pacific  serves many of the fastest-growing U.S. population centers, operates from all major West Coast and Gulf Coast ports to eastern gateways, connects with Canada's rail systems and is the only railroad serving all six major Mexico gateways. Union Pacific provides value to its roughly 10,000 customers by delivering products in a safe, reliable, fuel-efficient and environmentally responsible manner.

Union Pacific Investor contact: Mike Staffenbeal at 402-544-4227.

Union Pacific Media contact: Aaron Hunt at 402-544-0100.

Supplemental financial information is attached.

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This presentation and related materials contain statements about the Corporation’s future that are not statements of historical fact, including specifically the statements regarding the Corporation’s expectations with respect to economic conditions and demand levels; and its ability to generate financial returns, improve network performance and cost efficiency, and provide returns to its shareholders.  These statements are, or will be, forward-looking statements as defined by the Securities Act of 1933 and the Securities Exchange Act of 1934.  Forward-looking statements also generally include, without limitation, information or statements regarding:  projections, predictions, expectations, estimates or forecasts as to the Corporation’s and its subsidiaries’ business, financial, and operational results, and future economic performance;  and management’s beliefs, expectations, goals, and objectives and other similar expressions concerning matters that are not historical facts.

Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times that, or by which, such performance or results will be achieved.  Forward-looking information, including expectations regarding operational and financial improvements and the Corporation’s future performance or results are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statement.  Important factors, including risk factors, could affect the Corporation’s and its subsidiaries’ future results and could cause those results or other outcomes to differ materially from those expressed or implied in the forward-looking statements.  Information regarding risk factors and other cautionary information are available in the Corporation’s Annual Report on Form 10-K for 2014, which was filed with the SEC on February 6, 2015.  The Corporation updates information regarding risk factors if circumstances require such updates in its periodic reports on Form 10-Q and its subsequent Annual Reports on Form 10-K (or such other reports that may be filed with the SEC).

Forward-looking statements speak only as of, and are based only upon information available on, the date the statements were made.  The Corporation assumes no obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information.  If the Corporation does update one or more forward-looking statements, no inference should be drawn that the Corporation will make additional updates with respect thereto or with respect to other forward-looking statements.  References to our website are provided for convenience and, therefore, information on or available through the website is not, and should not be deemed to be, incorporated by reference herein.

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UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Income (unaudited)

Millions, Except Per Share Amounts and Percentages,	2nd Quarter				Year-to-Date
For the Periods Ended June 30,	2015	2014	%		2015	2014	%
Operating Revenues
Freight revenues	$5,068	$5,661	(10)%		$10,319	$10,947	(6)%
Other revenues	361	354	2		724	706	3
Total operating revenues	5,429	6,015	(10)		11,043	11,653	(5)
Operating Expenses
Compensation and benefits	1,305	1,246	5		2,674	2,500	7
Purchased services and materials	600	636	(6)		1,243	1,243	-
Fuel	541	923	(41)		1,105	1,844	(40)
Depreciation	497	470	6		988	934	6
Equipment and other rents	312	316	(1)		623	628	(1)
Other	225	228	(1)		484	454	7
Total operating expenses	3,480	3,819	(9)		7,117	7,603	(6)
Operating Income	1,949	2,196	(11)		3,926	4,050	(3)
Other income	142	22	F		168	60	F
Interest expense	(153)	(138)	11		(301)	(271)	11
Income before income taxes	1,938	2,080	(7)		3,793	3,839	(1)
Income taxes	(734)	(789)	(7)		(1,438)	(1,460)	(2)
Net Income	$1,204	$1,291	(7)%		$2,355	$2,379	(1)%

Share and Per Share
Earnings per share - basic	$1.38	$1.43	(3)%		$2.69	$2.63	2%
Earnings per share - diluted	$1.38	$1.43	(3)		$2.68	$2.62	2
Weighted average number of shares - basic	872.2	901.5	(3)		875.8	904.8	(3)
Weighted average number of shares - diluted	875.2	905.0	(3)		879.0	908.7	(3)
Dividends declared per share	$0.55	$0.455	21		$1.10	$0.91	21

Operating Ratio	64.1%	63.5%	0.6	pts	64.4%	65.2%	(0.8)	pts
Effective Tax Rate	37.9%	37.9%	-	pts	37.9%	38.0%	(0.1)	pts

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Freight Revenues Statistics (unaudited)

	2nd Quarter			Year-to-Date
For the Periods Ended June 30,	2015	2014	%	2015	2014	%
Freight Revenues (Millions)
Agricultural Products	$867	$934	(7)%	$1,806	$1,844	(2)%
Automotive	560	545	3	1,076	1,033	4
Chemicals	905	913	(1)	1,802	1,806	-
Coal	679	989	(31)	1,594	1,950	(18)
Industrial Products	970	1,130	(14)	1,987	2,141	(7)
Intermodal	1,087	1,150	(5)	2,054	2,173	(5)
Total	$5,068	$5,661	(10)%	$10,319	$10,947	(6)%
Revenue Carloads (Thousands)
Agricultural Products	225	243	(7)%	470	482	(2)%
Automotive	222	208	7	424	396	7
Chemicals	283	283	-	550	553	(1)
Coal	309	417	(26)	708	847	(16)
Industrial Products	308	356	(13)	614	670	(8)
Intermodal*	942	924	2	1,754	1,757	-
Total	2,289	2,431	(6)%	4,520	4,705	(4)%
Average Revenue per Car
Agricultural Products	$3,844	$3,833	-%	$3,840	$3,824	-%
Automotive	2,528	2,619	(3)	2,540	2,606	(3)
Chemicals	3,197	3,230	(1)	3,277	3,267	-
Coal	2,197	2,369	(7)	2,251	2,301	(2)
Industrial Products	3,144	3,175	(1)	3,234	3,195	1
Intermodal*	1,154	1,246	(7)	1,171	1,237	(5)
Average	$2,213	$2,329	(5)%	$2,283	$2,327	(2)%

*Each intermodal container or trailer equals one carload.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Financial Position (unaudited)

	Jun. 30,	Dec. 31,
Millions, Except Percentages	2015	2014
Assets
Cash and cash equivalents	$2,041	$1,586
Other current assets	2,942	3,093
Investments	1,375	1,390
Net properties	47,512	46,272
Other assets	307	375
Total assets	$54,177	$52,716

Liabilities and Common Shareholders' Equity
Debt due within one year	$431	$462
Other current liabilities	2,982	3,303
Debt due after one year	12,908	11,018
Deferred income taxes	14,907	14,680
Other long-term liabilities	1,959	2,064
Total liabilities	33,187	31,527
Total common shareholders' equity	20,990	21,189
Total liabilities and common shareholders' equity	$54,177	$52,716

Debt to Capital	38.9%	35.1%
Adjusted Debt to Capital*	44.2%	41.3%

*  Adjusted Debt to Capital is a non-GAAP measure; however, management believes that it is an important measure in evaluating our financial performance. See page 8 for a reconciliation to GAAP.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Cash Flows (unaudited)

Millions,	Year-to-Date
For the Periods Ended June 30,	2015	2014
Operating Activities
Net income	$2,355	$2,379
Depreciation	988	934
Deferred income taxes	237	155
Other - net	193	(247)
Cash provided by operating activities	3,773	3,221

Investing Activities
Capital investments	(2,207)	(2,068)
Other - net	71	(110)
Cash used in investing activities	(2,136)	(2,178)

Financing Activities
Debt issued	2,243	1,895
Common shares repurchased	(1,605)	(1,450)
Dividends paid*	(1,401)	(776)
Debt repaid	(396)	(640)
Other - net	(23)	33
Cash used in financing activities	(1,182)	(938)

Net Change in Cash and Cash Equivalents	455	105
Cash and cash equivalents at beginning of year	1,586	1,432
Cash and Cash Equivalents at End of Period	$2,041	$1,537

Free Cash Flow**
Cash provided by operating activities	$3,773	$3,221
Cash used in investing activities	(2,136)	(2,178)
Dividends paid*	(1,401)	(776)
Free cash flow	$236	$267

*The 2015 dividends paid amount includes the fourth quarter 2014 dividend of $438 million, which was paid on January 2, 2015, the first quarter 2015 dividend of $484 million, which was paid on March 30, 2015, as well as the second quarter 2015 dividend of $479 million, which was paid on June 30, 2015. Beginning in 2015, the timing of the dividend declaration and payable dates was aligned to occur within the same quarter.

**Free cash flow is a non-GAAP measure; however, management believes that it is an important measure in evaluating our financial performance and measures our ability to generate cash without additional external financing.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Operating and Performance Statistics (unaudited)

	2nd Quarter			Year-to-Date
For the Periods Ended June 30,	2015	2014	%	2015	2014	%
Operating/Performance Statistics
Gross ton-miles (GTMs) (millions)	227,608	252,500	(10)%	464,821	492,669	(6)%
Employees (average)	48,992	47,052	4	48,911	46,608	5
GTMs (millions) per employee	4.65	5.37	(13)	9.50	10.57	(10)

Locomotive Fuel Statistics
Average fuel price per gallon consumed	$ 1.99	$ 3.10	(36)%	$ 1.97	$ 3.11	(37)%
Fuel consumed in gallons (millions)	264	290	(9)	546	577	(5)
Fuel consumption rate*	1.163	1.145	2	1.175	1.170	-

AAR Reported Performance Measures
Average train speed (miles per hour)	24.6	23.9	3%	24.6	24.2	2%
Average terminal dwell time (hours)	28.4	29.8	(5)	29.5	30.3	(3)

Revenue Ton-Miles (Millions)
Agricultural Products	21,281	23,088	(8)%	44,263	46,811	(5)%
Automotive	4,749	4,340	9	9,042	8,298	9
Chemicals	18,676	18,850	(1)	36,885	37,664	(2)
Coal	31,233	45,573	(31)	72,943	90,256	(19)
Industrial Products	19,334	22,592	(14)	39,502	43,017	(8)
Intermodal	20,986	21,320	(2)	40,034	41,260	(3)
Total	116,259	135,763	(14)%	242,669	267,306	(9)%

*Fuel consumption is computed as follows: gallons of fuel consumed divided by gross ton-miles in thousands.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Income (unaudited)

	2015
Millions, Except Per Share Amounts and Percentages,	1st Qtr	2nd Qtr	Year-to-Date
Operating Revenues
Freight revenues	$5,251	$5,068	$10,319
Other revenues	363	361	724
Total operating revenues	5,614	5,429	11,043
Operating Expenses
Compensation and benefits	1,369	1,305	2,674
Purchased services and materials	643	600	1,243
Fuel	564	541	1,105
Depreciation	491	497	988
Equipment and other rents	311	312	623
Other	259	225	484
Total operating expenses	3,637	3,480	7,117
Operating Income	1,977	1,949	3,926
Other income	26	142	168
Interest expense	(148)	(153)	(301)
Income before income taxes	1,855	1,938	3,793
Income taxes	(704)	(734)	(1,438)
Net Income	$1,151	$1,204	$2,355

Share and Per Share
Earnings per share - basic	$1.31	$1.38	$2.69
Earnings per share - diluted	$1.30	$1.38	$2.68
Weighted average number of shares - basic	879.3	872.2	875.8
Weighted average number of shares - diluted	882.8	875.2	879.0
Dividends declared per share	$0.55	$0.55	$1.10

Operating Ratio	64.8%	64.1%	64.4%
Effective Tax Rate	38.0%	37.9%	37.9%

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Freight Revenues Statistics (unaudited)

	2015
	1st Qtr	2nd Qtr	Year-to-Date
Freight Revenues (Millions)
Agricultural Products	$939	$867	$1,806
Automotive	516	560	1,076
Chemicals	897	905	1,802
Coal	915	679	1,594
Industrial Products	1,017	970	1,987
Intermodal	967	1,087	2,054
Total	$5,251	$5,068	$10,319
Revenue Carloads (Thousands)
Agricultural Products	245	225	470
Automotive	202	222	424
Chemicals	267	283	550
Coal	399	309	708
Industrial Products	306	308	614
Intermodal*	812	942	1,754
Total	2,231	2,289	4,520
Average Revenue per Car
Agricultural Products	$3,838	$3,844	$3,840
Automotive	2,553	2,528	2,540
Chemicals	3,362	3,197	3,277
Coal	2,293	2,197	2,251
Industrial Products	3,325	3,144	3,234
Intermodal*	1,191	1,154	1,171
Average	$2,354	$2,213	$2,283

*Each intermodal container or trailer equals one carload.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Non-GAAP Measures Reconciliation to GAAP

Debt to Capital*
	Jun. 30,	Dec. 31,
Millions, Except Percentages	2015	2014
Debt (a)	$13,339	$11,480
Equity	20,990	21,189
Capital (b)	$34,329	$32,669
Debt to capital (a/b)	38.9%	35.1%

*  Total debt divided by total debt plus equity. Management believes this is an important measure in evaluating our balance sheet strength and is important in managing our credit ratios and financing relationships.

Adjusted Debt to Capital, Reconciliation to GAAP*
	Jun. 30,	Dec. 31,
Millions, Except Percentages	2015	2014
Debt	$13,339	$11,480
Net present value of operating leases	2,782	2,902
Unfunded pension and OPEB	515	523
Adjusted debt (a)	16,636	14,905
Equity	20,990	21,189
Adjusted capital (b)	$37,626	$36,094
Adjusted debt to capital (a/b)	44.2%	41.3%

*Total debt plus net present value of operating leases plus after-tax unfunded pension and OPEB obligation divided by total debt plus net present value of operating leases plus after-tax unfunded pension and OPEB obligation plus equity. Operating leases were discounted using 4.9% at June 30, 2015, and 5.3% at December 31, 2014. The discount rate reflects our effective interest rate. Management believes this is an important measure in evaluating the total amount of leverage in our capital structure including off-balance sheet lease obligations.